UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

UNITED CONTINENTAL HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 8.01             Other Events.

As previously disclosed, on November 29, 2018, United Airlines, Inc. (“United”), a wholly-owned subsidiary of United Continental Holdings, Inc., as lender, entered into a Term Loan Agreement (the “Loan Agreement”) with, among others, BRW Aviation Holding LLC and BRW Aviation LLC (“BRW”), affiliates of Synergy Aerospace Corporation (“Synergy”), the majority shareholder of Avianca Holdings S.A. (“AVH”), as guarantor and borrower, respectively, pursuant to which, on November 30, 2018, United provided a $456 million term loan, secured by a pledge of BRW’s equity and BRW’s 516 million shares of common stock of AVH (equivalent to 64.5 million American Depositary Receipts, the class of AVH securities that trades on the New York Stock Exchange).

BRW is currently in default under the Loan Agreement. Additionally, on May 13, 2019, S&P Global Ratings downgraded its AVH issuer level credit ratings from B to CCC+, together with accompanying downgrades for AVH’s frequent flyer subsidiary LifeMiles and for certain outstanding debt of both AVH and LifeMiles. Following these downgrades, and in order to protect the value of its collateral, on May 24, 2019, United began to exercise remedies available to it under the terms of the Loan Agreement and related documents. In connection with the delivery by United of a notice of default to BRW, Kingsland Holdings Limited, AVH’s largest minority shareholder, has been granted independent authority to manage BRW, which remains the majority shareholder of AVH.

United is committed to the possibility of supporting AVH by offering to loan it up to $150 million if needed and requested by AVH, assuming certain commitments and waivers are made by other stakeholders.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

	By:	/s/ Gerald Laderman
	Name:	Gerald Laderman
	Title:	Executive Vice President and Chief Financial Officer

Date: May 24, 2019